CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Parenthetical)	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Net revenues	¥ 4,270,825,456	¥ 5,530,404,557	¥ 7,108,238,352
Other comprehensive (loss) income, net of tax	0	0	0
Cost of revenues	3,946,992,974	4,846,371,264	6,118,128,300
Related Party
Net revenues	48,935,143	62,849,416	20,394,478
Cost of revenues	¥ 485,973,979	¥ 667,324,933	¥ 579,737,454